UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-2503
                                   ------------


                             AXP FIXED INCOME SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     8/31
                         --------------
Date of reporting period:    2/28
                         --------------

AXP(R)
  Diversified
           Bond
             Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Feb. 28, 2005

AXP Diversified Bond Fund seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

Investments in Securities                 10

Financial Statements                      21

Notes to Financial Statements             24

Fund Expenses Example                     36

Proxy Voting                              38

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager of the Fund, are anticipated.

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Fund Snapshot AT FEB. 28, 2005

PORTFOLIO MANAGERS

Portfolio managers                        Since       Years in industry
Jamie Jackson, CFA                        6/03               16
Scott Kirby                               2/03               18
Tom Murphy, CFA                           2/03               18
Nic Pifer, CFA                            2/03               14
Jennifer Ponce de Leon                    2/03               15

FUND OBJECTIVE

For investors seeking a high level of current income while conserving the value of the investment for the longest period of time.

Inception dates by class
A: 10/3/74       B: 3/20/95    C: 6/26/00   I: 3/4/04   Y: 3/20/95

Ticker symbols by class
A: INBNX         B: ININX      C: AXBCX     I: --       Y: IDBYX

Total net assets                                         $2.608 billion
Number of holdings                                                  369
Weighted average life(1)                                      6.6 years
Effective duration(2)                                         4.0 years
Weighted average bond rating(3)                                      AA

(1) Weighted average life measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

     DURATION
SHORT  INT.  LONG
        X          HIGH
        X          MEDIUM
        X          LOW

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Mortgage-backed securities 40.7%
U.S. government obligations & agencies 22.7%
Corporate bonds* 20.2%
CMBS/ABS** 11.3%
Short-term securities*** 4.0%
Foreign government bonds 1.0%
Other 0.1%

  * Includes 4.8% Communications, 3.9% Other financial, 2.3% Banks & brokers, 1.7% Utilities, 1.6% Technology, 1.4% Insurance, 1.3% Basic industries, 1.2% Consumer cyclical, 1.0% Energy, 0.7% Consumer non-cyclical and 0.3% Capital goods.

 ** Commercial mortgage-backed securities/Asset-backed securities

*** Of the 4.0%, 2.4% is due to security lending activity and 1.6% is the Fund's cash equivalent position.

CREDIT QUALITY SUMMARY

Percentage of bond portfolio assets

AAA bonds                                                         79.2%
AA bonds                                                           4.5
A bonds                                                            3.8
BBB bonds                                                          8.6
Non-investment grade bonds                                         3.9

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate. 0.3% of the portfolio rating above was determined through internal analysis.

Fund holdings are subject to change.
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3   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

(bar chart)

                             PERFORMANCE COMPARISON
                  For the six-month period ended Feb. 28, 2005

                 +2.12%              +1.26%              +1.58%

+2.12% = AXP Diversified Bond Fund Class A (excluding sales charge) +1.26% = Lehman Brothers Aggregate Bond Index(1) (unmanaged)
+1.58% = Lipper Intermediate Investment Grade Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

SEC YIELDS

At Feb. 28, 2005 by class
A: 3.68%      B: 3.11%     C: 3.11%     I: 4.22%       Y: 4.04%

At March 31, 2005 by class
A: 3.79%      B: 3.22%     C: 3.23%     I: 4.34%       Y: 4.15%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 5 for additional performance information.

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4   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, AXP Diversified Bond Fund's portfolio management team discusses the Fund's positioning and results for the first half of the current fiscal year.

Q: How did AXP Diversified Bond Fund perform for the six months ended Feb. 28, 2005?

A: AXP Diversified Bond Fund's Class A shares gained 2.12%, excluding sales charge, for the six months ended Feb. 28, 2005. The Fund outperformed both its benchmark, the Lehman Brothers Aggregate Bond Index (Lehman Index), which rose 1.26%, and the Lipper Intermediate Investment Grade Index, representing the Fund's peer group, which advanced 1.58%.

AVERAGE ANNUAL TOTAL RETURNS

                              Class A               Class B                Class C         Class I      Class Y
(Inception dates)            (10/3/74)             (3/20/95)              (6/26/00)       (3/4/04)     (3/20/95)
                                                        After                   After
                        NAV(1)    POP(2)      NAV(1)    CDSC(3)     NAV(1)     CDSC(4)     NAV(5)       NAV(6)
at Feb. 28, 2005
6 months*               +2.12%    -2.73%      +1.53%    -2.47%      +1.74%     +0.74%      +2.09%       +1.99%
1 year                  +3.00%    -1.89%      +2.22%    -1.75%      +2.43%     +2.43%        N/A        +3.17%
3 years                 +4.60%    +2.92%      +3.81%    +2.88%      +3.88%     +3.88%        N/A        +4.77%
5 years                 +5.77%    +4.74%      +4.97%    +4.80%        N/A        N/A         N/A        +5.94%
10 years                +6.63%    +6.11%        N/A       N/A         N/A        N/A         N/A          N/A
Since inception         +9.49%    +9.32%      +5.85%    +5.85%      +5.37%     +5.37%      +3.55%       +6.80%

at March 31, 2005
6 months*               +0.86%    -3.92%      +0.48%    -3.48%      +0.28%     -0.71%      +1.04%       +0.95%
1 year                  +1.50%    -3.31%      +0.74%    -3.18%      +0.73%     +0.73%      +1.89%       +1.67%
3 years                 +4.78%    +3.10%      +3.99%    +3.06%      +3.91%     +3.91%        N/A        +4.95%
5 years                 +5.52%    +4.50%      +4.73%    +4.56%        N/A        N/A         N/A        +5.69%
10 years                +6.48%    +5.96%      +5.68%    +5.68%        N/A        N/A         N/A        +6.63%
Since inception         +9.44%    +9.27%      +5.71%    +5.71%      +5.05%     +5.05%      +2.63%       +6.67%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)>The riskiest segments of the bond market -- high yield corporate bonds and global bonds in emerging markets -- offered the highest returns for the period. (end callout quote)

Q:  What market conditions were present during the six months?

A: During the period, bond market investors closely watched interest rate changes made by the Federal Reserve Board (the Fed) along with inflation data. After the Fed's first three moves to tighten monetary policy in June, August and September of 2004, the market's widespread expectation was that it would pause to evaluate the effects of those rate hikes. Instead, the Fed increased interest rates three more times, bringing the targeted federal funds rate to 2.50% by the end of the reporting period. While rates at the short end of the yield curve increased, yields for intermediate-term securities remained low and yields for long-term securities even decreased leading to a dramatic flattening of the yield curve. On the inflation front, the core Consumer Price Index (CPI) -- the most closely watched gauge of inflation, which excludes food and energy prices -- moved up approximately 2.3% for the six months ended Jan. 31, 2005. Despite the increase, economists and Fed policy-makers agreed at the time that inflation remained "well contained."

    The riskiest segments of the bond market -- high yield corporate bonds and global bonds in emerging markets -- offered the highest returns for the period. Also, agency, corporate, asset-backed and mortgage-backed securities, outperformed U.S. Treasuries for the six months. Finally, our Treasury Inflation Protected Securities (TIPS) holdings provided strong results.

Q:  What factors most significantly affected Fund performance?

A: The Fund's results were aided by our shorter-than-Lehman Index duration stance during the period, which reflected our view that interest rates would move higher. Our effective positioning of securities along the yield curve also helped performance, as the difference in yield between short and long term securities continued to narrow. Individual bond selection also benefited the Fund, especially in the corporate sector, where we favored higher quality issues. The Fund's position in AAA-rated commercial mortgage-backed securities (CMBS) contributed positively to the Fund's results, as the CMBS market was able to successfully absorb a large number

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6   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)>We intend to continue to focus on what we think are our best corporate securities and reduce holdings that appear overvalued relative to their fundamentals. (end callout quote)

    of newly issued bonds. The Fund's semiannual returns were further boosted by its allocation to high-yield corporate bonds. Later in the period, the Fund's performance benefited from its small global bond position, which advanced as the U.S. dollar weakened.

    On the negative side, the Fund's lower-than-Lehman Index position in mortgage-backed securities detracted from performance, as that sector performed relatively well. The reason for our lower weighting was two-fold. Not only were mortgage valuations expensive by historical standards, but we also believed these securities would underperform other sectors if market volatility increased. Indeed, our modest position in mortgages helped the Fund in February 2005, when Treasury rate volatility dampened returns on these securities.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: We sold some of the Fund's global bond positions when they reached the valuations we had set for them. Also, we added intermediate-term TIPS to the Fund's portfolio during the period, but sold these securities by the end of the six months. The TIPS benefited from strong inflation accretion over the short time the Fund owned them.

    During the fiscal period, we reduced the Fund's exposure to corporate bonds, bringing the Fund's weighting more in line with the Lehman Index. We believed high-quality corporate bond yields already reflected the current strength of the U.S. economy. The exception here was a modest increase in the Fund's exposure to mortgage-backed securities late in the reporting period. Still, we continued to favor a defensive, higher-coupon focus within mortgages, which can offer both attractive yield and protection from higher rates. We maintained an emphasis on CMBS and asset-backed securities, which, in our view, offer attractive yield as well as the kind of defensive characteristics we want in the current market environment. Finally, we significantly reduced the Fund's position in high-yield corporate bonds, based primarily on our view that valuations in this fixed income sector had become relatively full.

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7   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

Q:  How do you intend to manage the Fund in the coming months?

A: We believe the U.S. economic recovery will continue and interest rates will move still higher. Despite the Fed's February 2005 comments that underlying inflation appears to be relatively low, we believe there may be cause for it to increase interest rates more vigorously than the market currently anticipates. In addition, we anticipate that after an extended period of yield curve flattening, the yield spread between short- and long-term maturities may widen in the coming months. In terms of currency, we believe the recent stability of the U.S. dollar will be short-lived and that its value will decline to new lows in 2005.

    Based on this view, we intend to maintain the Fund's duration shorter than the Lehman Index. At the same time, we are now positioning the Fund to benefit from our expectation for a steeper yield curve in the months ahead. Within bond market sectors, we remain cautious about valuations across many areas of the investment grade corporate bond market.

    The risk level in this sector will likely continue to increase as the Fed removes liquidity from the financial markets and corporate America moves away from bondholder-friendly actions, such as debt retirement and building cash reserves, to more shareholder-friendly actions, such as equity buybacks and acquisition activity, to bolster stock prices. We intend to continue to focus on what we think are our best corporate securities and reduce holdings that appear overvalued relative to their fundamentals. However, we are respectful of what we see as a positive overall fixed-income environment. Thus, even though CMBS and asset-backed securities suffered a bit in February 2005 as the market focused its buying attention on lower-quality substitutes, we continue to favor these two sectors as a good alternative to corporate bonds. Within the mortgage sector, we intend to stay defensive in terms of structure and coupon.

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8   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

    In other areas of the fixed income market, we intend to maintain a small exposure to high-yield corporate bonds, adding exposure when bond values appear attractive. Also, our expectation for a weak dollar boosts the attractiveness of non-U.S. bonds. A falling dollar increases the value of the Fund's foreign currency-denominated securities in U.S. dollar terms.

    We will continue to monitor job creation and inflation numbers, as they remain key indicators for the economy in the coming months. As always, we maintain a disciplined focus on individual security selection, with a goal of having higher-than-Lehman Index positions in securities that we believe offer the greatest potential for outperformance.

(line chart)
                              U.S. TREASURY YIELDS
                    (Feb. 28, 2005 compared to Aug. 31, 2004)

(dotted line)     1.58%    1.79%    2.39%   2.73%   3.31%    4.12%    4.93%
(solid line)      2.75%    2.97%    3.60%   3.76%   4.01%    4.38%    4.72%

                  3 mos.   6 mos.   2 yrs.  3yrs.   5 yrs.  10 yrs.  30 yrs.

U.S. Treasury yields as of:     solid line = 2/28/05
                                dotted line = 8/31/04

Source: Bloomberg

This chart, known as a yield curve, compares the income potential of U.S. Treasury bills, notes and bonds as of Feb. 28, 2005 relative to six months earlier. As you can see, the difference in yields has narrowed since last autumn.

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9   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Investments in Securities

AXP Diversified Bond Fund

Feb. 28, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (99.4%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Foreign government (1.0%)
Bundesrepublik Deutschland
  (European Monetary Unit)
   01-04-07               6.00%             5,790,000(c)            $8,142,730
Pemex Project Funding Master Trust
  (U.S. Dollar)
   12-15-14               7.38              3,481,000(c)             3,896,980
United Kingdom Treasury
  (British Pound)
   12-07-06               7.50              4,010,000(c)             8,063,299
United Mexican States
  (U.S. Dollar)
   09-27-34               6.75              5,921,000(c)             6,030,539
Total                                                               26,133,548

U.S. government obligations & agencies (23.6%)
Federal Home Loan Bank
   05-22-06               2.88             27,255,000               27,045,736
   12-17-07               3.25              5,615,000                5,508,652
Federal Home Loan Mtge Corp
   07-15-06               5.50             12,821,000               13,153,718
   04-15-08               5.75             49,035,000               51,549,319
   03-18-09               3.76              6,890,000                6,782,454
   01-15-12               5.75             38,075,000               40,885,049
   11-15-13               4.88             17,226,000               17,561,735
Federal Natl Mtge Assn
   04-13-06               2.15             33,200,000               32,712,491
   08-15-08               3.25             86,170,000               83,908,899
   02-15-09               3.25              2,990,000                2,890,221
U.S. Treasury
   01-15-10               3.63             10,190,000(i)            10,019,623
   02-15-10               3.50             21,370,000               20,897,532
   11-15-14               4.25             39,780,000(i)            39,402,408
   02-15-15               4.00             36,800,000(i)            35,742,000
   08-15-23               6.25             91,304,000(p)           107,596,103
   02-15-26               6.00             94,082,000(p)           108,933,032
   02-15-31               5.38              8,865,000(i)             9,747,342
Total                                                              614,336,314

Commercial mortgage-backed(f)/
Asset-backed securities
(11.7%) Aesop Funding II LLC
  Series 2002-1A Cl A1 (AMBAC)
   10-20-06               3.85              7,090,000(d,m)           7,113,776
AmeriCredit Automobile Receivables Trust
  Series 2002-C Cl 4A (FSA)
   02-12-09               3.55              2,660,000(m)             2,654,271
  Series 2004-CA Cl A3 (AMBAC)
   03-06-09               3.00              5,500,000(m)             5,427,813
  Series 2004-DF Cl A3 (FSA)
   07-06-09               2.98              4,300,000(m)             4,171,000
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
   04-20-10               4.29              6,300,000(d.m)           6,231,832
Banc of America Commercial Mtge
  Series 2004-5 Cl A4
   11-10-41               4.94              3,600,000                3,596,220
Bear Stearns Commercial Mtge Securities
  Series 2004-PWR6 Cl A6
   11-11-41               4.83              5,000,000                4,944,350
  Series 2004-T16 Cl A3
   02-13-46               4.03              3,240,000                3,188,526
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14               4.46              1,678,913(d)             1,686,038
Commercial Mtge Pass-Through Ctfs
  Series 2004-CNL Cl A1
   09-15-14               2.81              6,000,000(d,q)           5,992,980
  Series 2004-LB3A Cl A2
   07-10-37               4.71              6,000,000                6,048,960
  Series 2004-LB3A Cl A3
   07-10-37               5.09              5,200,000                5,320,211
  Series 2004-LB3A Cl A5
   07-10-37               5.28              5,000,000(q)             5,174,289
CS First Boston Mtge Securities
  Series 2004-C1 Cl A2
   01-15-37               3.52              3,000,000                2,922,524

See accompanying notes to investments in securities.

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10   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial mortgage-backed(f)/
Asset-backed securities (cont.)
Ford Credit Auto Owner Trust
  Series 2005-A Cl A3
   11-15-08               3.48%           $14,000,000              $13,918,379
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
   03-10-40               4.12              3,000,000                2,943,720
GMAC Commercial Mtge Securities
  Series 1999-C1 Cl B
   05-15-33               6.30              5,800,000                6,187,198
  Series 2004-C3 Cl A4
   12-10-41               4.55              4,700,000                4,659,890
  Series 2004-C3 Cl A5
   12-10-41               4.86              5,500,000                5,443,955
Greenwich Capital Commercial Funding
  Series 2005-GG3 Cl A1
   08-10-42               3.92              3,700,000                3,681,944
  Series 2005-GG3 Cl A4
   08-10-42               4.80              6,200,000                6,127,398
Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
   10-21-08               3.53              4,500,000                4,480,542
JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A1
   07-12-37               4.39              7,973,891                7,908,026
  Series 2003-CB6 Cl A2
   07-12-37               5.26              4,200,000                4,320,053
  Series 2004-CBX Cl A3
   01-12-37               4.18              3,000,000                2,964,148
  Series 2004-CBX Cl A5
   01-12-37               4.65              5,000,000                4,969,001
  Series 2004-CBX Cl A6
   01-12-37               4.90              6,100,000                6,089,162
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
   06-15-26               5.39              7,360,000                7,661,248
  Series 2002-C4 Cl A4
   09-15-26               4.56              5,200,000                5,191,065
  Series 2002-C4 Cl A5
   09-15-31               4.85              6,000,000                6,052,705
  Series 2002-C8 Cl A3
   11-15-27               4.83              5,250,000                5,273,888
  Series 2003-C3 Cl A2
   05-15-27               3.09             14,900,000               14,384,243
  Series 2003-C8 Cl A2
   11-15-27               4.21              7,500,000                7,442,775
  Series 2004-C2 Cl A2
   03-15-29               3.25             10,190,000                9,746,938
  Series 2004-C2 Cl A3
   03-15-29               3.97              3,275,000                3,125,005
  Series 2004-C4 Cl A3
   06-15-29               4.99              3,000,000(q)             3,086,539
  Series 2004-C6 Cl A4
   08-15-29               4.58              1,275,000                1,272,190
  Series 2004-C7 Cl A2
   10-15-29               3.99              5,400,000                5,278,986
  Series 2004-C8 Cl A2
   12-15-29               4.20              5,800,000                5,725,064
  Series 2004-C8 Cl A6
   12-15-29               4.80              8,000,000                7,951,292
  Series 2005-C1 Cl A4
   02-15-30               4.74              5,500,000                5,417,115
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
   09-15-09               3.40              4,000,000(m)             3,917,000
Metris Master Trust
  Series 2001-2 Cl C
   11-20-09               4.50              3,425,000(d,q)           3,401,052
  Series 2004-2 Cl D
   10-20-10               5.85              1,200,000(d,q)           1,207,560
  Series 2004-2 Cl M
   10-20-10               2.89              2,700,000(q)             2,701,674
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94              4,300,000                4,233,616
Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
   05-15-40               3.27              5,753,085                5,467,439
  Series 2004-HQ4 Cl A5
   04-14-40               4.59              3,600,000                3,562,920
  Series 2004-IQ8 Cl A2
   06-15-40               3.96              5,115,000                5,069,091
  Series 2005-T17 Cl A5
   12-13-41               4.78              4,500,000                4,442,175
Morgan Stanley, Dean Witter Capital 1
  Series 2002-TOP7 Cl A2
   01-15-39               5.98              5,900,000                6,345,123
Nissan Auto Lease Trust
  Series 2004-A Cl A3
   08-15-07               2.90              3,000,000                2,965,326

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial mortgage-backed(f)/
Asset-backed securities (cont.)
Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
   07-15-08               2.61%            $2,500,000               $2,463,703
  Series 2005-A Cl A3
   10-15-08               3.54              5,475,000                5,430,926
Residential Asset Securities
  Series 2002-KS1 Cl AI4 (AMBAC)
   11-25-29               5.86              3,585,161(m)             3,592,116
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
   10-15-41               4.38              2,000,000                1,991,152
  Series 2005-C16 Cl A3
   10-15-41               4.62              5,500,000                5,463,211
  Series 2005-C16 Cl A4
   10-15-41               4.85              5,800,000                5,751,280
WFS Financial Owner Trust
  Series 2004-3 Cl A3
   03-17-09               3.30              5,000,000                4,951,461
World Omni Auto Receivables Trust
  Series 2005-A Cl A3
   06-12-09               3.54              7,500,000                7,451,625
Total                                                              306,183,709

Mortgage-backed securities (42.2%)(f,h)
Adjustable Rate Mtge Trust
  Series 2004-2 Cl 6A1
   02-25-35               5.29              6,534,606(k)             6,624,502
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34               6.00              8,257,417                8,435,364
  Series 2004-3 Cl 1A1
   04-25-34               6.00             12,827,798               13,188,580
Bank of America Mtge Securities
  Series 2004-E Cl B1
   06-25-34               4.05              2,956,004(k)             2,912,314
  Series 2004-F Cl B1
   07-25-34               4.15              5,318,300(k)             5,262,618
Countrywide Alternative Loan Trust
  Series 2003-11T1 Cl A1
   07-25-18               4.75              5,014,099                4,975,722
  Series 2004-28CB Cl 6A1
   01-25-35               6.00              7,995,837                8,195,383
Countrywide Home Loans
  Series 2004-12 Cl 1M
   08-25-34               4.66              3,547,137(k)             3,497,371
CS First Boston Mtge Securities
  Series 2003-29 Cl 8A1
   11-25-18               6.00              4,500,062                4,618,189
  Series 2004-AR5 Cl CB1
   06-25-34               4.45              3,379,528(k)             3,334,249
Federal Home Loan Mtge Corp
   05-01-13               4.50              3,665,282                3,639,368
   04-15-15               4.50             13,700,000               13,779,203
   02-01-17               6.50              2,233,120                2,346,361
   04-01-17               8.00                 19,507                   21,157
   05-01-17               6.00              2,275,691                2,365,879
   05-01-18               5.50              5,140,751                5,274,723
   08-01-18               5.00             15,680,274               15,823,925
   10-01-18               5.00             10,115,174               10,218,743
   03-01-20               5.50             22,500,000(g)            23,097,655
   02-01-23               6.00             16,996,034               17,534,279
   10-01-23               5.50              6,854,267                6,951,144
   12-01-23               6.00             13,530,952               13,955,067
   08-01-24               8.00                685,717                  742,788
   10-01-28               7.00                 97,907                  103,319
   12-01-30               5.50              2,751,657                2,786,072
   04-01-33               5.50             13,201,045               13,415,029
   04-01-33               6.00              9,249,522                9,586,838
   06-01-33               5.50              9,128,627                9,228,092
   07-01-33               5.00              5,795,239                5,734,166
  Collateralized Mtge Obligation
   12-15-14               4.50             17,624,850               17,714,261
   03-15-22               7.00              2,113,364                2,118,296
   02-15-27               5.00             10,070,000               10,164,892
   10-15-27               5.00             21,553,000               21,743,257
   06-15-28               5.00             13,925,000               14,051,495
   11-15-28               4.50              6,113,338                6,139,962
   01-15-33               5.00              1,285,334                1,283,374
   02-15-33               5.50              9,499,641                9,824,957
   07-25-43               7.00              5,215,096                5,510,072
  Interest Only
   02-15-14               7.40              4,391,909(l)               311,474
   10-15-22              14.56             12,108,895(l)               956,600
Federal Natl Mtge Assn
   03-01-08               7.00              2,011,178                2,099,395
   07-01-08               6.50                858,242                  893,599
   06-01-10               6.50              2,100,891                2,187,441
   11-01-10               4.47              1,661,479                1,648,575
   08-01-11               8.50              2,200,029                2,321,049
   12-01-11               5.10              5,044,290                5,153,575
   11-01-12               4.84              1,181,597                1,176,091
   01-01-13               4.92              5,629,878                5,696,562
   02-01-13               4.83              6,371,042                6,411,772

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   02-01-13               5.02%            $5,788,775               $5,888,424
   04-01-13               7.00              6,051,978                6,317,440
   10-01-13               5.11                541,052                  553,587
   03-01-14               4.60              1,136,507                1,110,458
   04-01-14               6.50              1,304,182                1,372,538
   11-01-14               4.50             17,805,022               17,871,841
   08-01-16               6.00              5,384,627                5,609,057
   12-01-16               5.50              7,905,997                8,106,934
   01-01-17               5.57             11,779,221               12,394,869
   06-01-17               6.50              5,193,224                5,475,627
   08-01-17               6.00             10,485,015               10,958,673
   08-01-17               6.50              3,340,457                3,532,643
   09-01-17               6.00              1,560,095                1,625,121
   09-01-17               6.50              3,416,987                3,593,220
   12-01-17               6.50              1,719,466                1,808,148
   01-01-18               5.50              7,333,596                7,537,644
   02-01-18               5.50             12,135,520               12,455,905
   03-01-18               5.50             19,514,741               20,063,665
   04-01-18               5.00              7,924,353                7,989,152
   05-01-18               5.50              3,721,971                3,829,641
   05-01-18               6.00             12,227,286               12,735,005
   06-01-18               4.50              6,742,295                6,673,157
   06-01-18               5.00              8,364,619                8,445,596
   07-01-18               4.50              4,344,427                4,299,878
   08-01-18               4.50              8,951,080                8,857,024
   10-01-18               5.00             10,356,475               10,448,150
   10-01-18               6.00              2,736,046                2,849,905
   12-01-18               5.00              6,904,752                6,961,213
   04-01-23               8.50                838,597                  907,068
   07-01-23               5.00              7,812,308                7,782,246
   09-01-23               5.50             11,782,325               11,956,758
   09-01-23               6.50                748,145                  782,959
   01-01-24               6.50                225,745                  236,249
   05-01-24               6.00              9,682,475                9,992,506
   06-01-24               9.00                714,584                  788,849
   02-01-25               8.00                238,715                  258,586
   09-01-25               8.00                533,992                  577,469
   03-01-26               7.00              1,255,138                1,328,262
   07-01-28               5.50              3,210,009                3,247,487
   08-01-28               5.50              5,533,932                5,598,543
   09-01-28               7.50              1,584,420                1,701,278
   12-01-28               5.50             11,487,846               11,621,971
   01-01-29               6.50              5,766,121                6,020,528
   04-01-29               5.00             19,207,231               18,971,936
   05-01-29               6.50              4,007,253                4,178,405
   06-01-29               7.00                 10,396                   10,972
   09-01-29               7.00              7,081,301                7,473,549
   10-01-30               7.00              2,590,814                2,734,324
   09-01-31               7.00              1,229,668                1,307,976
   03-01-32               5.50              1,976,536                1,999,613
   06-01-32               7.00              4,166,877                4,422,266
   07-01-32               6.50              2,748,730                2,873,865
   08-01-32               7.00              1,821,106                1,921,427
   09-01-32               6.00             17,871,313               18,341,167
   09-01-32               6.50              3,177,922                3,322,585
   10-01-32               6.00              2,405,429                2,476,935
   10-01-32               6.50              3,263,149                3,400,369
   11-01-32               6.00              2,107,516                2,170,183
   11-01-32               7.00              2,081,297                2,194,801
   01-01-33               5.80              3,652,513                3,949,279
   01-01-33               6.00             14,468,070               14,858,376
   02-01-33               6.50                669,040                  699,660
   03-01-33               5.50             17,897,414               18,088,139
   03-01-33               6.00              5,734,429                5,906,772
   03-01-33               6.50              7,616,359                7,936,980
   04-01-33               5.50             14,799,946               14,999,530
   04-01-33               6.00             28,428,698               29,346,297
   05-01-33               5.50             25,257,387               25,513,743
   07-01-33               4.85              6,768,590(k)             6,777,863
   07-01-33               5.00             13,652,630               13,490,983
   07-01-33               5.50             10,062,123               10,159,683
   08-01-33               5.50              1,070,442                1,080,821
   12-01-33               4.97              9,065,993(k)             9,102,457
   12-01-33               5.50              6,439,899                6,502,339
   12-01-33               6.50             20,568,741               21,434,609
   01-01-34               6.50              1,490,557                1,564,478
   03-01-34               5.00             42,513,798               42,010,435
   04-01-34               5.00              3,380,067                3,333,861
   07-01-34               6.50             11,143,162               11,622,302
   08-01-34               4.53              6,479,161(k)             6,483,437
   09-01-34               4.84              1,935,552(k)             1,955,913
   09-01-34               6.50              5,730,704                5,977,116
   10-01-34               5.03              7,404,041(k)             7,535,152
   12-01-34               4.40              2,693,328(k)             2,678,326
   03-01-35               7.00              8,400,000(g)             8,856,750
  Collateralized Mtge Obligation
   12-25-26               8.00              4,935,671                5,245,243
   06-25-44               7.50              5,071,806                5,453,399
  Interest Only
   12-25-12              13.29              4,081,979(l)               251,712
   12-25-31               1.19              3,289,429(l)               610,695
First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
   10-25-34               5.45              6,508,699                6,605,223

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-backed securities (cont.)
First Horizon Alternative Mtge Securities (cont.)
  Series 2005-AA2 Cl A1
   04-25-35               5.46%            $6,725,000(k)            $6,821,935
Govt Natl Mtge Assn
   02-15-24               8.00                255,090                  276,766
   06-15-26               8.00                338,352                  367,036
   08-15-26               8.00                260,868                  282,983
   07-15-33               5.00              8,252,808                8,229,048
   10-15-33               5.00              6,260,018                6,241,622
   10-15-33               5.50             16,329,633               16,620,799
  Collateralized Mtge Obligation
  Interest Only
   01-20-32               0.00              3,141,181(l)               377,813
   08-20-32               0.00             12,847,466(l)             2,047,707
Harborview Mtge Loan Trust
  Series 2004-3 Cl B1
   05-19-34               4.39              4,392,119(k)             4,299,587
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
   07-25-34               4.43              4,169,101(k)             4,102,145
Master Alternative Loans Trust
  Series 2004-4 Cl 2A1
   05-25-34               6.00              1,807,987                1,851,957
  Series 2004-7 Cl 8A1
   08-25-19               5.00              5,298,567                5,317,430
  Series 2004-8 Cl 7A1
   09-25-19               5.00              7,454,860                7,477,001
  Series 2005-1 Cl 2A1
   02-25-35               6.00             12,785,000               13,090,132
Structured Adjustable Rate Mtge Loan
  Series 2004-3AC
   03-25-34               4.94              5,575,412(k)             5,559,354
  Series 2004-5 Cl B1
   05-25-34               4.62              4,241,406(k)             4,146,016
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33               5.50             17,529,112               17,562,055
Washington Mutual
  Series 2004-CB2 Cl 6A
   07-25-19               4.50              4,491,876                4,390,315
  Series 2004-CB4 Cl 22A
   12-25-19               6.00              5,778,694                5,967,946
Wells Fargo Mtge Backed Securities Trust
  Series 2005-AR1 Cl 1A1
   02-25-35               4.57             10,575,775(k)            10,511,072
Total                                                            1,100,592,738

Aerospace & defense (0.1%)
L-3 Communications
   06-15-12               7.63              2,000,000                2,180,000
   07-15-13               6.13                190,000                  196,175
Moog
  Sr Sub Nts
   01-15-15               6.25                165,000                  169,125
Total                                                                2,545,300

Automotive & related (0.2%)
Ford Motor
   10-01-28               6.63              2,095,000                1,904,187
   02-01-29               6.38              4,905,000                4,305,153
Total                                                                6,209,340

Banks and savings & loans (2.5%)
Banknorth Group
  Sr Nts
   05-01-08               3.75              3,960,000                3,894,422
KFW Intl Finance
  (U.S. Dollar)
   10-17-05               2.50             18,400,000 (c)           18,302,406
Washington Mutual Bank FA
  Sub Nts
   08-15-14               5.65             10,770,000               11,261,543
Wells Fargo & Co
  Sub Nts
   02-09-15               4.75              8,300,000                8,159,929
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45             20,382,000               22,380,436
Total                                                               63,998,736

Beverages & tobacco (--%)
Cott Beverages
   12-15-11               8.00              1,135,000                1,218,706

Building materials & construction (0.1%)
Louisiana-Pacific
  Sr Nts
   08-15-10               8.88              2,260,000                2,655,886
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11               9.00                570,000                  612,750
Total                                                                3,268,636

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Cable (1.5%)
Comcast
   03-15-11               5.50%           $17,560,000              $18,260,292
Comcast Cable Communications
   11-15-08               6.20             12,555,000               13,315,720
CSC Holdings
  Sr Nts
   12-15-07               7.88              1,500,000                1,614,375
   04-15-12               6.75                600,000(d)               649,500
DIRECTV Holdings LLC/Finance
  Sr Nts
   03-15-13               8.38              1,250,000                1,410,938
Echostar DBS
   10-01-14               6.63                615,000(d)               631,913
  Sr Nts
   10-01-08               5.75                750,000                  761,250
Kabel Deutschland
  (U.S. Dollar)
   07-01-14              10.63                480,000(c,d)             552,000
Videotron Ltee
  (U.S. Dollar)
   01-15-14               6.88              1,055,000(c)             1,107,750
Total                                                               38,303,738

Cellular telecommunications (0.1%)
Nextel Communications
  Sr Nts
   10-31-13               6.88              1,875,000                2,025,000

Chemicals (0.2%)
Airgas
   10-01-11               9.13              1,500,000                1,653,750
BCP Crystal US Holdings
  Sr Sub Nts
   06-15-14               9.63                430,000(d)               496,650
Compass Minerals Group
   08-15-11              10.00              1,000,000                1,120,000
Georgia Gulf
  Sr Nts
   12-15-13               7.13              1,525,000                1,631,750
INVISTA
   05-01-12               9.25                600,000(d)               673,500
MacDermid
   07-15-11               9.13                575,000                  638,250
Total                                                                6,213,900

Energy (0.3%)
Chesapeake Energy
  Sr Nts
   06-15-14               7.50                375,000                  420,000
   08-15-14               7.00              1,045,000                1,144,275
   01-15-16               6.88                165,000                  177,375
Encore Acquisition
  Sr Sub Nts
   04-15-14               6.25              1,700,000                1,712,750
Grant Prideco Escrow
   12-15-09               9.00                800,000                  880,000
Newfield Exploration
  Sr Nts
   03-01-11               7.63              2,500,000                2,837,500
  Sr Sub Nts
   08-15-12               8.38                380,000                  423,700
Peabody Energy
  Series B
   03-15-13               6.88              1,000,000                1,082,500
Total                                                                8,678,100

Energy equipment & services (0.7%)
Halliburton
   10-15-10               5.50             15,145,000               15,772,093
Key Energy Services
  Series C
   03-01-08               8.38              1,250,000                1,301,563
Pride Intl
  Sr Nts
   07-15-14               7.38                495,000                  550,688
Total                                                               17,624,344

Finance companies (2.1%)
Citigroup
  Sub Nts
   09-15-14               5.00             24,985,000               25,053,059
GMAC
   09-15-11               6.88             29,788,000               29,536,977
Total                                                               54,590,036

Financial services (1.8%)
ING Security Life Institutional Funding
   01-15-10               4.25             14,565,000(d)            14,402,688
Pricoa Global Funding I
   06-15-08               4.35              6,885,000(d)             6,909,511
   01-15-10               4.20             26,410,000(d)            26,074,856
Total                                                               47,387,055

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
15   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Food (0.1%)
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11              10.75%              $940,000(c)            $1,057,500
Del Monte
  Sr Sub Nts
   02-15-15               6.75                385,000(d)               394,625
Total                                                                1,452,125

Health care services (0.6%)
Cardinal Health
   06-15-15               4.00             11,641,000               10,469,473
Community Health Systems
  Sr Sub Nts
   12-15-12               6.50                310,000(d)               311,938
HCA
  Sr Nts
   03-15-14               5.75              2,000,000                1,954,722
NeighborCare
  Sr Sub Nts
   11-15-13               6.88              1,160,000                1,223,800
Triad Hospitals
  Sr Nts
   05-15-12               7.00              1,000,000                1,058,750
Total                                                               15,018,683

Home building (0.2%)
DR Horton
   12-01-07               7.50              1,000,000                1,075,016
   01-15-09               5.00                990,000                  996,334
   07-01-13               5.88              1,000,000                1,030,000
KB Home
   01-15-15               5.88                700,000                  707,565
Meritage Homes
  Sr Nts
   03-15-15               6.25                445,000(d,g)             446,669
Total                                                                4,255,584

Industrial services (--%)
Allied Waste North America
   04-15-11               6.38                855,000                  831,488

Industrial transportation (--%)
Greater Beijing First Expressways
  (U.S. Dollar) Sr Nts
   06-15-07               9.50              3,640,000(b,c,n,o)              --

Insurance (1.4%)
ASIF Global Financing XIX
   01-17-13               4.90             37,015,000(d)            37,382,189

Leisure time & entertainment (0.1%)
Viacom
   05-15-11               6.63              2,990,000                3,279,833

Lodging & gaming (0.2%)
Boyd Gaming
  Sr Sub Nts
   12-15-12               7.75                375,000                  405,469
Hilton Hotels
   12-01-12               7.63              1,250,000                1,445,674
MGM MIRAGE
   10-01-09               6.00                670,000                  686,750
  Sr Nts
   02-27-14               5.88                720,000                  720,000
Mohegan Tribal Gaming Authority
  Sr Nts
   02-15-13               6.13                540,000(d)               550,800
  Sr Sub Nts
   04-01-12               8.00                750,000                  814,688
Station Casinos
  Sr Nts
   04-01-12               6.00              1,000,000                1,036,250
Total                                                                5,659,631

Machinery (0.1%)
Joy Global
  Series B
   03-15-12               8.75              1,500,000                1,680,000

Media (1.0%)
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12               8.75                395,000(c)               434,500
Dex Media West LLC/Finance
  Sr Nts Series B
   08-15-10               8.50                700,000                  766,500
Emmis Operating
  Sr Sub Nts
   05-15-12               6.88                795,000                  812,888
Lamar Media
   01-01-13               7.25                425,000                  454,750
News America
   12-15-34               6.20              9,385,000(d)             9,679,745
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11              11.13                640,000(c)               723,200
Radio One
  Series B
   07-01-11               8.88              1,000,000                1,090,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Media (cont.)
  Sr Sub Nts
   02-15-13               6.38%              $290,000(d)              $295,800
Shaw Communications
  (U.S. Dollar) Sr Nts
   04-06-11               7.25              1,960,000(c)             2,136,400
Sun Media
  (U.S. Dollar)
   02-15-13               7.63              1,500,000(c)             1,620,000
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38                900,000                  958,500
United Artists Theatre
   07-01-15               9.30              8,121,862                8,284,299
Total                                                               27,256,582

Metals (--%)
Russel Metals
  (U.S. Dollar) Sr Nts
   03-01-14               6.38                750,000(c)               757,500

Multi-industry (0.1%)
Tyco Intl Group
  (U.S. Dollar)
   02-15-11               6.75              2,415,000(c)             2,668,471

Paper & packaging (1.1%)
Ball
   12-15-12               6.88              1,520,000                1,618,800
Boise Cascade LLC
  Sr Sub Nts
   10-15-14               7.13                930,000(d)               983,475
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13               7.25                600,000(c)               639,000
Crown Paper
  Sr Sub Nts
   09-01-05              11.00              6,950,000(b,n,o)                --
Domtar
  (U.S. Dollar)
   12-01-13               5.38             17,925,000(c)            17,359,968
Georgia-Pacific
   02-01-10               8.88                850,000                  990,250
  Sr Nts
   07-15-08               7.38              1,600,000                1,736,000
Graphic Packaging Intl
  Sr Nts
   08-15-11               8.50                430,000                  467,625
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13               6.75              1,260,000(c)             1,323,000
Owens-Illinois Glass Container
   05-15-11               7.75              1,100,000                1,188,000
Silgan Holdings
  Sr Sub Nts
   11-15-13               6.75              1,225,000                1,267,875
Total                                                               27,573,993

Retail -- general (0.2%)
Wal-Mart Stores
   06-29-11               8.88              3,500,000                3,556,350
William Carter
  Series B
   08-15-11              10.88                405,000                  451,575
Total                                                                4,007,925

Telecom equipment & services (1.7%)
Qwest
   03-15-12               9.13                880,000(d)             1,016,400
Sprint Capital
   11-15-28               6.88             18,450,000               20,358,431
TELUS
  (U.S. Dollar)
   06-01-11               8.00             19,142,500(c)            22,357,808
Total                                                               43,732,639

Textiles & apparel (0.3%)
Jones Apparel Group
   11-15-14               5.13              2,880,000(d)             2,835,527
   11-15-34               6.13              4,760,000(d)             4,736,952
Total                                                                7,572,479

Utilities -- electric (1.5%)
Indianapolis Power & Light
  1st Mtge
   07-01-13               6.30              1,880,000(d)             2,013,367
IPALCO Enterprises
   11-14-08               8.38                400,000                  446,000
   11-14-11               8.63              3,680,000                4,324,000
Metropolitan Edison
   03-15-13               4.95              4,975,000                4,955,687
NorthWestern Energy
   11-01-14               5.88                645,000(d)               652,809
Ohio Edison
  Sr Nts
   05-01-15               5.45              1,195,000                1,210,819

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
17   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Utilities -- electric (cont.)
Ohio Power
  Sr Nts Series H
   01-15-14               4.85%            $7,395,000               $7,312,398
Potomac Edison
  1st Mtge
   11-15-14               5.35              3,195,000(d)             3,234,938
Progress Energy
  1st Mtge
   03-01-13               4.80              1,840,000                1,834,351
Texas Genco LLC/Financing
  Sr Nts
   12-15-14               6.88                360,000(d)               384,300
TXU
   11-15-34               6.55              6,005,000(d)             6,125,749
Westar Energy
  1st Mtge
   07-01-14               6.00              6,500,000                6,974,812
Total                                                               39,469,230

Utilities -- natural gas (0.3%)
ANR Pipeline
   03-15-10               8.88                785,000                  870,369
El Paso Natural Gas
  Sr Nts Series A
   08-01-10               7.63                680,000                  737,800
Northwest Pipeline
   03-01-10               8.13              2,135,000                2,345,831
Plains Exploration & Production
  Sr Nts
   06-15-14               7.13                790,000                  872,950
Southern Natural Gas
   03-15-10               8.88                875,000                  969,063
Southern Star Central
   08-01-10               8.50                550,000                  606,375
Transcontinental Gas Pipe Line
  Series B
   08-15-11               7.00              2,250,000                2,486,250
Total                                                                8,888,638

Utilities -- telephone (2.4%)
Telecom Italia Capital
  (U.S. Dollar)
  09-30-34                6.00             13,065,000(c,d)          13,160,126
Verizon Pennsylvania
  Series A
  11-15-11                5.65             47,200,000               49,206,472
Total                                                               62,366,598

Total bonds
(Cost: $2,595,721,070)                                          $2,593,162,788

Other (0.1%)
Issuer                                         Shares                 Value(a)

Wayland Investment LLC                      6,000,000(b,e,o)        $2,461,860

Total other
(Cost: $6,671,880)                                                  $2,461,860

Short-term securities (4.1%)(j)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. government agency (2.9%)
Federal Natl Mtge Assn
   05-03-05               2.61%           $50,000,000              $49,769,000
   05-04-05               2.61              4,100,000                4,080,759
   05-18-05               2.62             20,000,000               19,885,600
Total                                                               73,735,359

Commercial paper (1.2%)
BNP Paribas North America
   03-01-05               2.60             15,600,000               15,598,873
Windmill Funding
   03-01-05               2.62             16,400,000               16,398,807
Total                                                               31,997,680

Total short-term securities
(Cost: $105,735,528)                                              $105,733,039

Total investments in securities
(Cost: $2,708,128,478)(r)                                       $2,701,357,687

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. At Feb. 28, 2005, the value of foreign securities represented 4.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2005, the value of these securities amounted to $160,229,265 or 6.1% of net assets.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Feb. 28, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $32,502,290.

(h) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at Feb. 28, 2005:

      Security                  Principal   Settlement    Proceeds         Value
                                  amount      dates      receivable
      Federal Natl Mtge Assn
        03-01-20 5.00%       $ 6,150,000     03-17-05  $ 6,235,523   $ 6,190,356
        03-01-20 5.50          7,000,000     03-17-05    7,208,906     7,168,434
        03-01-35 5.00         31,550,000     03-14-05   31,510,563    31,086,594
        03-01-35 5.50          5,275,000     03-14-05    5,372,258     5,317,859
        03-01-35 6.50            570,000     03-14-05      595,071       593,513

(i) At Feb. 28, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(j) Cash collateral received from security lending activity is invested in short-term securities and represents 2.5% of net assets. See Note 5 to the financial statements. 1.5% of the assets is the Fund's cash equivalent position.

(k) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2005.

(l) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Feb. 28, 2005.

(m) The following abbreviations are used in the portfolio security description to identify the insurer of the issue:

      AMBAC  --   American Municipal Bond Association  Corporation
      FSA    --   Financial Security Assurance
      MBIA   --   MBIA Insurance Corporation

(n)   Negligible market value.

--------------------------------------------------------------------------------
19   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

(o)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). Information concerning such security holdings at Feb. 28, 2005, is as follows:

      Security                                  Acquisition               Cost
                                                   dates
      Crown Paper
        11.00% Sr Sub Nts 2005            02-10-00 thru 02-14-00    $4,216,724
      Greater Beijing First Expressways
        (U.S. Dollar) 9.50% Sr Nts 2007          09-16-98                   --
      Wayland Investment LLC                     05-19-00            6,671,880

(p) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

      Type of security                                         Notional amount

      Purchase contracts
      U.S. Treasury Bond, June 2005, 20-year                      $ 69,200,000

      Sale contracts
      U.S. Treasury Note, March 2005, 5-year                        48,900,000
      U.S. Treasury Note, March 2005, 10-year                      205,000,000
      U.S. Treasury Note, June 2005, 10-year                        86,600,000

(q) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2005.

(r) At Feb. 28, 2005, the cost of securities for federal income tax purposes was approximately $2,708,128,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $ 22,564,000
      Unrealized depreciation                                      (29,334,000)
                                                                   -----------
      Net unrealized depreciation                                 $ (6,770,000)
                                                                  ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
20   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Diversified Bond Fund

Feb. 28, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $2,708,128,478)                                                                          $2,701,357,687
Cash in bank on demand deposit                                                                                    2,367,868
Capital shares receivable                                                                                           744,850
Dividends and accrued interest receivable                                                                        18,016,747
Receivable for investment securities sold                                                                       145,461,979
                                                                                                                -----------
Total assets                                                                                                  2,867,949,131
                                                                                                              -------------
Liabilities
Dividends payable to shareholders                                                                                   960,550
Capital shares payable                                                                                              831,929
Payable for investment securities purchased                                                                     142,705,651
Payable upon return of securities loaned (Note 5)                                                                64,567,500
Accrued investment management services fee                                                                          107,311
Accrued distribution fee                                                                                             86,670
Accrued service fee                                                                                                   1,622
Accrued transfer agency fee                                                                                          34,824
Accrued administrative services fee                                                                                   9,841
Other accrued expenses                                                                                              259,605
Forward sale commitments, at value (proceeds receivable $50,922,321) (Note 1)                                    50,356,756
                                                                                                                 ----------
Total liabilities                                                                                               259,922,259
                                                                                                                -----------
Net assets applicable to outstanding capital stock                                                           $2,608,026,872
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    5,345,916
Additional paid-in capital                                                                                    2,713,831,178
Undistributed net investment income                                                                               4,765,249
Accumulated net realized gain (loss) (Note 8)                                                                  (110,172,478)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 6)                                   (5,742,993)
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                     $2,608,026,872
                                                                                                             ==============
Net assets applicable to outstanding shares:                Class A                                          $1,814,805,422
                                                            Class B                                          $  576,995,837
                                                            Class C                                          $   19,409,834
                                                            Class I                                          $        9,938
                                                            Class Y                                          $  196,805,841
Net asset value per share of outstanding capital stock:     Class A shares                372,031,693        $         4.88
                                                            Class B shares                118,252,393        $         4.88
                                                            Class C shares                  3,973,014        $         4.89
                                                            Class I shares                      2,037        $         4.88
                                                            Class Y shares                 40,332,479        $         4.88
                                                                                           ----------        --------------
*Including securities on loan, at value (Note 5)                                                             $   61,788,450
                                                                                                             --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Statement of operations
AXP Diversified Bond Fund

Six months ended Feb. 28, 2005 (Unaudited)
Investment income
Income:
Interest                                                                                                       $ 61,923,344
Fee income from securities lending (Note 5)                                                                         253,096
                                                                                                                    -------
Total income                                                                                                     62,176,440
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                                6,662,285
Distribution fee
   Class A                                                                                                        2,323,199
   Class B                                                                                                        2,998,367
   Class C                                                                                                          100,457
Transfer agency fee                                                                                               2,189,980
Incremental transfer agency fee
   Class A                                                                                                          121,592
   Class B                                                                                                           77,083
   Class C                                                                                                            3,024
Service fee -- Class Y                                                                                               99,355
Administrative services fees and expenses                                                                           645,553
Compensation of board members                                                                                         7,742
Custodian fees                                                                                                      110,220
Printing and postage                                                                                                245,500
Registration fees                                                                                                    46,540
Audit fees                                                                                                           21,500
Other                                                                                                                51,484
                                                                                                                     ------
Total expenses                                                                                                   15,703,881
   Expenses waived/reimbursed by AEFC (Note 2)                                                                     (871,618)
                                                                                                                   --------
                                                                                                                 14,832,263
   Earnings credits on cash balances (Note 2)                                                                       (30,779)
                                                                                                                    -------
Total net expenses                                                                                               14,801,484
                                                                                                                 ----------
Investment income (loss) -- net                                                                                  47,374,956
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                31,419,123
   Foreign currency transactions                                                                                   (245,434)
   Futures contracts                                                                                                656,242
                                                                                                                    -------
Net realized gain (loss) on investments                                                                          31,829,931
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           (27,504,279)
                                                                                                                -----------
Net gain (loss) on investments and foreign currencies                                                             4,325,652
                                                                                                                  ---------
Net increase (decrease) in net assets resulting from operations                                                $ 51,700,608
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Diversified Bond Fund

                                                                                     Feb. 28, 2005              Aug. 31, 2004
                                                                                    Six months ended             Year ended
                                                                                      (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                    $   47,374,956            $  105,192,832
Net realized gain (loss) on investments                                                31,829,931                (4,621,473)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies               (27,504,279)               68,359,517
                                                                                      -----------                ----------
Net increase (decrease) in net assets resulting from operations                        51,700,608               168,930,876
                                                                                       ----------               -----------
Distributions to shareholders from:
     Net investment income
     Class A                                                                          (35,546,126)              (72,912,216)
     Class B                                                                           (9,189,291)              (21,667,704)
     Class C                                                                             (308,119)                 (659,148)
     Class I                                                                                 (206)                   (1,353)
     Class Y                                                                           (3,979,081)               (8,189,423)
                                                                                       ----------                ----------
Total distributions                                                                   (49,022,823)             (103,429,844)
                                                                                      -----------              ------------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                           90,958,982               251,088,529
     Class B shares                                                                    37,513,195                89,582,880
     Class C shares                                                                     2,022,057                 5,454,766
     Class I shares                                                                            --                   821,608
     Class Y shares                                                                    17,528,274                71,322,514
Reinvestment of distributions at net asset value
     Class A shares                                                                    28,333,510                56,831,525
     Class B shares                                                                     8,175,350                18,955,456
     Class C shares                                                                       278,031                   580,863
     Class I shares                                                                            --                     1,139
     Class Y shares                                                                     3,011,926                 6,500,832
Payments for redemptions
     Class A shares                                                                  (238,804,594)             (699,205,028)
     Class B shares (Note 2)                                                          (97,653,202)             (397,699,256)
     Class C shares (Note 2)                                                           (3,790,810)              (12,180,164)
     Class I shares                                                                            --                  (814,281)
     Class Y shares                                                                   (27,248,001)             (147,874,937)
                                                                                      -----------              ------------
Increase (decrease) in net assets from capital share transactions                    (179,675,282)             (756,633,554)
                                                                                     ------------              ------------
Total increase (decrease) in net assets                                              (176,997,497)             (691,132,522)
Net assets at beginning of period                                                   2,785,024,369             3,476,156,891
                                                                                    -------------             -------------
Net assets at end of period                                                        $2,608,026,872            $2,785,024,369
                                                                                   ==============            ==============
Undistributed net investment income                                                $    4,765,249            $    6,413,116
                                                                                   --------------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Diversified Bond Fund

(Unaudited as to Feb. 28, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Fixed Income Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Fixed Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in bonds and other debt securities including securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Feb. 28, 2005, American Express Financial Corporation (AEFC) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
24   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Illiquid securities

At Feb. 28, 2005, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Feb. 28, 2005 was $2,461,860 representing 0.09% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Feb. 28, 2005, the Fund has entered into outstanding when-issued securities of $32,502,290.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
25   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Forward sale commitments

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

--------------------------------------------------------------------------------
26   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
27   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.52% to 0.395% annually as the Fund's assets increase.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.025% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
28   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $1,180,925 for Class A, $366,585 for Class B and $2,819 for Class C for the six months ended Feb. 28, 2005.

For the six months ended Feb. 28, 2005, AEFC and its affiliates waived certain fees and expenses to 0.95% for Class A, 1.70% for Class B, 1.69% for Class C and 0.77% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $575,401, $219,293, $7,818 and $69,106, respectively. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Aug. 31, 2005. Under this agreement, net expenses will not exceed 0.945% for Class A, 1.695% for Class B, 1.695% for Class C, 0.735% for Class I and 0.775% for Class Y of the Fund's average daily net assets.

During the six months ended Feb. 28, 2005, the Fund's custodian and transfer agency fees were reduced by $30,779 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,935,781,294 and $4,013,491,783, respectively, for the six months ended Feb. 28, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Six months ended Feb. 28, 2005
                                              Class A        Class B      Class C     Class I       Class Y
Sold                                       18,584,853      7,663,106      412,546          --     3,580,280
Issued for reinvested distributions         5,788,398      1,669,030       56,688          --       615,014
Redeemed                                  (48,801,891)   (19,948,348)    (773,395)         --    (5,575,014)
                                         ------------    -----------   ----------    --------   -----------
Net increase (decrease)                   (24,428,640)   (10,616,212)    (304,161)         --    (1,379,720)
                                         ------------    -----------   ----------    --------   -----------

                                                                 Year ended Aug. 31, 2004
                                              Class A        Class B      Class C    Class I*       Class Y
Sold                                       51,888,177     18,469,701    1,122,760     166,209    14,733,853
Issued for reinvested distributions        11,728,875      3,911,848      119,675         231     1,341,478
Redeemed                                 (144,542,248)   (82,296,004)  (2,511,111)   (164,403)  (30,501,584)
                                         ------------    -----------   ----------    --------   -----------
Net increase (decrease)                   (80,925,196)   (59,914,455)  (1,268,676)      2,037   (14,426,253)
                                         ------------    -----------   ----------    --------   -----------

* Inception date was March 4, 2004.

5. LENDING OF PORTFOLIO SECURITIES

At Feb. 28, 2005, securities valued at $61,788,450 were on loan to brokers. For collateral, the Fund received $64,567,500 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $253,096 for the six months ended Feb. 28, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
29   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

6. INTEREST RATE FUTURES CONTRACTS

At Feb. 28, 2005, investments in securities included securities valued at $3,817,572 that were pledged as collateral to cover initial margin deposits on 692 open purchase contracts and 3,405 open sale contracts. The notional market value of the open purchase contracts at Feb. 28, 2005 was $77,741,875 with a net unrealized loss of $792,080. The notional market value of the open sale contracts at Feb. 28, 2005 was $375,318,625 with a net unrealized gain of $1,248,291. See "Summary of significant accounting policies" and "Notes to investments in securities."

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Feb. 28, 2005.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $134,156,528 at Aug. 31, 2004, that if not offset by capital gains will expire as follows:

                      2009                   2010                    2013
                  $100,641,177            $26,118,914             $7,396,437

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
30   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                             2005(g)         2004         2003        2002       2001
Net asset value, beginning of period                                    $4.87           $4.78        $4.75       $4.86      $4.70
                                                                        -----           -----        -----       -----      -----
Income from investment operations:
Net investment income (loss)                                              .09             .18          .20         .25        .31
Net gains (losses) (both realized and unrealized)                         .01             .08          .03        (.10)       .17
                                                                        -----           -----        -----       -----      -----
Total from investment operations                                          .10             .26          .23         .15        .48
                                                                        -----           -----        -----       -----      -----
Less distributions:
Dividends from net investment income                                     (.09)           (.17)        (.20)       (.25)      (.32)
Tax return of capital                                                      --              --           --        (.01)        --
                                                                        -----           -----        -----       -----      -----
Total distributions                                                      (.09)           (.17)        (.20)       (.26)      (.32)
                                                                        -----           -----        -----       -----      -----
Net asset value, end of period                                          $4.88           $4.87        $4.78       $4.75      $4.86
                                                                        -----           -----        -----       -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                $1,815          $1,933       $2,280      $2,438     $2,390
Ratio of expenses to average daily net assets(b)                         .95%(c),(d)     .98%(d)      .97%        .95%       .94%
Ratio of net investment income (loss) to average daily net assets       3.69%(c)        3.55%        4.16%       5.17%      6.51%
Portfolio turnover rate (excluding short-term securities)                152%            279%         256%        169%       115%
Total return(e)                                                         2.12%(f)        5.54%        4.91%       3.13%     10.48%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.01% for the six months ended Feb. 28, 2005 and 1.00% for the year ended Aug. 31, 2004.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Feb. 28, 2005 (Unaudited).

--------------------------------------------------------------------------------
31   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                             2005(g)         2004         2003        2002       2001
Net asset value, beginning of period                                    $4.88           $4.78        $4.75       $4.86      $4.70
                                                                        -----           -----        -----       -----      -----
Income from investment operations:
Net investment income (loss)                                              .07             .14          .16         .21        .27
Net gains (losses) (both realized and unrealized)                         .01             .09          .03        (.10)       .17
                                                                        -----           -----        -----       -----      -----
Total from investment operations                                          .08             .23          .19         .11        .44
                                                                        -----           -----        -----       -----      -----
Less distributions:
Dividends from net investment income                                     (.08)           (.13)        (.16)       (.21)      (.28)
Tax return of capital                                                      --              --           --        (.01)        --
                                                                        -----           -----        -----       -----      -----
Total distributions                                                      (.08)           (.13)        (.16)       (.22)      (.28)
                                                                        -----           -----        -----       -----      -----
Net asset value, end of period                                          $4.88           $4.88        $4.78       $4.75      $4.86
                                                                        -----           -----        -----       -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                  $577            $628         $902      $1,047       $954
Ratio of expenses to average daily net assets(b)                        1.70%(c),(d)    1.73%(d)     1.73%       1.71%      1.70%
Ratio of net investment income (loss) to average daily net assets       2.94%(c)        2.78%        3.40%       4.40%      5.74%
Portfolio turnover rate (excluding short-term securities)                152%            279%         256%        169%       115%
Total return(e)                                                         1.53%(f)        4.95%        4.12%       2.35%      9.65%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 1.77% for the six months ended Feb. 28, 2005 and 1.75% for the year ended Aug. 31, 2004.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Feb. 28, 2005 (Unaudited).

--------------------------------------------------------------------------------
32   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                             2005(g)         2004         2003        2002       2001
Net asset value, beginning of period                                    $4.88           $4.78        $4.75       $4.86      $4.71
                                                                        -----           -----        -----       -----      -----
Income from investment operations:
Net investment income (loss)                                              .07             .14          .16         .21        .27
Net gains (losses) (both realized and unrealized)                         .02             .09          .03        (.10)       .16
                                                                        -----           -----        -----       -----      -----
Total from investment operations                                          .09             .23          .19         .11        .43
                                                                        -----           -----        -----       -----      -----
Less distributions:
Dividends from net investment income                                     (.08)           (.13)        (.16)       (.21)      (.28)
Tax return of capital                                                      --              --           --        (.01)        --
                                                                        -----           -----        -----       -----      -----
Total distributions                                                      (.08)           (.13)        (.16)       (.22)      (.28)
                                                                        -----           -----        -----       -----      -----
Net asset value, end of period                                          $4.89           $4.88        $4.78       $4.75      $4.86
                                                                        -----           -----        -----       -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $19             $21          $27         $24        $10
Ratio of expenses to average daily net assets(b)                        1.69%(c),(d)    1.73%(d)     1.74%       1.72%      1.70%
Ratio of net investment income (loss) to average daily net assets       2.95%(c)        2.79%        3.34%       4.33%      5.62%
Portfolio turnover rate (excluding short-term securities)                152%            279%         256%        169%       115%
Total return(e)                                                         1.74%(f)        4.95%        4.11%       2.35%      9.43%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 1.77% for the six months ended Feb. 28, 2005 and 1.75% for the year ended Aug. 31, 2004.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Feb. 28, 2005 (Unaudited).

--------------------------------------------------------------------------------
33   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                             2005(g)         2004(b)
Net asset value, beginning of period                                    $4.88           $4.91
                                                                        -----           -----
Income from investment operations:
Net investment income (loss)                                              .09             .11
Net gains (losses) (both realized and unrealized)                         .01            (.04)
                                                                        -----           -----
Total from investment operations                                          .10             .07
                                                                        -----           -----
Less distributions:
Dividends from net investment income                                     (.10)           (.10)
                                                                        -----           -----
Net asset value, end of period                                          $4.88           $4.88
                                                                        -----           -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $--             $--
Ratio of expenses to average daily net assets(c)                         .60%(d)         .59%(d)
Ratio of net investment income (loss) to average daily net assets       4.03%(d)        3.13%(d)
Portfolio turnover rate (excluding short-term securities)                152%            279%
Total return (e)                                                        2.09%(f)        1.43%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Feb. 28, 2005 (Unaudited).

--------------------------------------------------------------------------------
34   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                             2005(g)         2004         2003        2002       2001
Net asset value, beginning of period                                    $4.88           $4.78        $4.75       $4.86      $4.70
                                                                        -----           -----        -----       -----      -----
Income from investment operations:
Net investment income (loss)                                              .09             .18          .21         .25        .32
Net gains (losses) (both realized and unrealized)                         .01             .10          .03        (.10)       .17
                                                                        -----           -----        -----       -----      -----
Total from investment operations                                          .10             .28          .24         .15        .49
                                                                        -----           -----        -----       -----      -----
Less distributions:
Dividends from net investment income                                     (.10)           (.18)        (.21)       (.25)      (.33)
Tax return of capital                                                      --              --           --        (.01)        --
                                                                        -----           -----        -----       -----      -----
Total distributions                                                      (.10)           (.18)        (.21)       (.26)      (.33)
                                                                        -----           -----        -----       -----      -----
Net asset value, end of period                                          $4.88           $4.88        $4.78       $4.75      $4.86
                                                                        -----           -----        -----       -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                  $197            $203         $268        $297       $533
Ratio of expenses to average daily net assets(b)                         .77%(c),(d)     .81%(d)      .81%        .78%       .78%
Ratio of net investment income (loss) to average daily net assets       3.87%(c)        3.70%        4.34%       5.30%      6.66%
Portfolio turnover rate (excluding short-term securities)                152%            279%         256%        169%       115%
Total return(e)                                                         1.99%(f)        5.92%        5.08%       3.29%     10.65%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 0.84% for the six months ended Feb. 28, 2005 and 0.83% for the year ended Aug. 31, 2004.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Feb. 28, 2005 (Unaudited).

--------------------------------------------------------------------------------
35   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Feb. 28, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
36   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

                                                     Beginning               Ending          Expenses
                                                    account value        account value     paid during        Annualized
                                                    Sept. 1, 2004         Feb. 28, 2005    the period(a)     expense ratio
Class A
     Actual(b)                                         $1,000               $1,021.20          $4.76               .95%
     Hypothetical (5% return before expenses)          $1,000               $1,020.08          $4.76               .95%
Class B
     Actual(b)                                         $1,000               $1,015.30          $8.49              1.70%
     Hypothetical (5% return before expenses)          $1,000               $1,016.36          $8.50              1.70%
Class C
     Actual(b)                                         $1,000               $1,017.40          $8.45              1.69%
     Hypothetical (5% return before expenses)          $1,000               $1,016.41          $8.45              1.69%
Class I
     Actual(b)                                         $1,000               $1,020.90          $3.01               .60%
     Hypothetical (5% return before expenses)          $1,000               $1,021.82          $3.01               .60%
Class Y
     Actual(b)                                         $1,000               $1,019.90          $3.86               .77%
     Hypothetical (5% return before expenses)          $1,000               $1,020.98          $3.86               .77%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Feb. 28, 2005: +2.12% for Class A, +1.53% for Class B, +1.74% for Class C, +2.09% for Class I and +1.99% for Class Y.

--------------------------------------------------------------------------------
37   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
38   --   AXP DIVERSIFIED BOND FUND   --   2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Fixed Income Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          May 3, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          May 3, 2005


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          May 3, 2005